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                                                                    EXHIBIT 99.3

                         NOTICE OF GUARANTEED DELIVERY
                                 FOR TENDER OF
                          8.80% SENIOR NOTES DUE 2007
                      (INCLUDING THOSE IN BOOK-ENTRY FORM)

                                       OF

                           FEDERAL-MOGUL CORPORATION

     This form or one substantially equivalent hereto must be used to accept the Exchange Offer of Federal-Mogul Corporation (the "Company") made pursuant to the Prospectus, dated August 19, 1997 (the "Prospectus"), if certificates for the outstanding 8.80% Senior Subordinated Notes Due 2007 of the Company (the "Old Notes") are not immediately available or if the procedure for book-entry transfer cannot be completed on a timely basis or time will not permit all required documents to reach the Exchange Agent prior to 5:00 p.m., New York time, on the Expiration Date of the Exchange Offer. Such form may be delivered or transmitted by telegram, telex, facsimile transmission, mail or hand delivery to First Trust National Association (the "Exchange Agent") as set forth below. In addition, in order to utilize the guaranteed delivery procedure to tender Old Notes pursuant to the Exchange Offer, a completed, signed and dated Letter of Transmittal (or facsimile thereof) as well as all tendered Notes in proper form for transfer (or a confirmation of book-entry transfer of such Notes into the Exchange Agent's account at the Depository Trust Company) and all other documents required by the Letter of Transmittal must also be received by the Exchange Agent within three New York Stock Exchange trading days after the Expiration Date. Capitalized terms not defined herein are defined in the Prospectus.

                FIRST TRUST NATIONAL ASSOCIATION, EXCHANGE AGENT

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
        BY Hand: (New York depository only)                       BY Hand: (All Others)
              First Trust of New York                       First Trust National Association
            100 Wall Street, 20th Floor                     Fourth Floor -- Bond Drop Window
                New York, NY 10005                                180 East Fifth Street
             Attention: Cathy Donohue                              St. Paul, MN 55101

    By Registered, Certified or Overnight Mail:                   By First Class Mail:
         First Trust National Association                   First Trust National Association
             Attn: Specialized Finance                               P.O. Box 64485
               180 East Fifth Street                               St. Paul, MN 55101
                St. Paul, MN 55101
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                                 By Facsimile:
                        (For Eligible Institutions Only)
                                 (612) 244-1537
                                Telephone Number
                       (800) 934-6802 Bondholder Services

  DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE OTHER THAN AS SET FORTH ABOVE, WILL
                        NOT CONSTITUTE A VALID DELIVERY.
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Ladies and Gentlemen:

     Upon the terms and conditions set forth in the Prospectus and the accompanying Letter of Transmittal, the undersigned hereby tenders to the Company the principal amount of Old Notes set forth below, pursuant to the guaranteed delivery procedure described in "The Exchange Offer -- Guaranteed Delivery Procedures" section of the Prospectus.

Principal Amount of Old Notes Tendered: (1)

          $
------------------------------------------------------------

(1) Must be in denominations of principal amount of $1,000 and any integral multiple thereof

Certificate Nos. (if available):

--------------------------------------------------------------------------------

Total Principal Amount Represented by Certificate(s):

          $
--------------------------------------------------------------------------------

     All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned and every obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.

                                PLEASE SIGN HERE

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x
----------------------------------------------------------------   ---------------------------------
x
----------------------------------------------------------------   ---------------------------------
 SIGNATURE(S) OF OWNER(S) OR AUTHORIZED SIGNATORY                                DATE
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Area Code and Telephone Number:
                               -----------------------------------------------

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     Must be signed by the holder(s) of Old Notes as their name(s) appear(s) on certificates for Old Notes or on a security position listing, or by person(s) authorized to become registered holder(s) by endorsement and documents transmitted with this Notice of Guaranteed Delivery. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below. If Old Notes will be delivered by book-entry transfer to The Depository Trust Company, provide account number.

                      Please print name(s) and address(es)

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
Name(s)           -------------------------------------------------------------------------------------
                  -------------------------------------------------------------------------------------
                  -------------------------------------------------------------------------------------
                  -------------------------------------------------------------------------------------
Capacity:         -------------------------------------------------------------------------------------
                  -------------------------------------------------------------------------------------
Address(es):      -------------------------------------------------------------------------------------
                  -------------------------------------------------------------------------------------
Account Number:   -------------------------------------------------------------------------------------
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                                   GUARANTEE
                    (NOT TO BE USED FOR SIGNATURE GUARANTEE)

     The undersigned, a financial institution (including most banks, savings and loan associations and brokerage houses) that is a participant in the Securities Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Program or the Stock Exchanges Medallion Program, hereby guarantees that the undersigned will deliver to the Exchange Agent the certificates representing the old Notes being tendered hereby or confirmation of book-entry transfer of such Old Notes into the Exchange Agent's account at The Depository Trust Company, in proper form for transfer, together with any other documents required by the Letter of Transmittal within three New York Stock Exchange trading days after the Expiration Date.

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
Name of Firm
  ----------------------------------------         Authorized Signature
                                                   ---------------------------------
Address
----------------------------------------------
                                                   Name
                                                   ----------------------------------------------
                                                          (PLEASE TYPE OR PRINT)
----------------------------------------------     Title
                                                   ----------------------------------------------
Area Code &                                        Date
                                                   ----------------------------------------------
Telephone No.
  ----------------------------------------
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NOTE:  DO NOT SEND CERTIFICATES OF OLD NOTES WITH THIS FORM. CERTIFICATES OF OLD
       NOTES SHOULD BE SENT ONLY WITH A COPY OF THE PREVIOUSLY EXECUTED LETTER
       OF TRANSMITTAL.

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